                                                            EXHIBIT NO. 99.13(b)

                                                                       EXHIBIT A

               FUNDS AND SHARE CLASSES COVERED BY RULE 12b-1 PLAN
                             AS OF: APRIL 14, 1999

--------------------------------------------------------------------------------

                                       CLASSES OF
                                         SHARES
                                       COVERED BY
                                        RULE 12B-1             DATE RULE 12b-1
                FUND                      PLAN                 PLAN ADOPTED
--------------------------------------------------------------------------------

MFS Managed Sectors Fund                     A,B            January 1, 1997
--------------------------------------------------------------------------------

MFS Cash Reserve Fund                       A,B,C           January 1, 1997
--------------------------------------------------------------------------------

MFS Global Asset Allocation Fund            A,B,C           January 1, 1997
--------------------------------------------------------------------------------

MFS Strategic Growth Fund                   A,B,C           January 1, 1997
--------------------------------------------------------------------------------

MFS Research Growth and Income Fund         A,B,C           January 1, 1997
--------------------------------------------------------------------------------

MFS Core Growth Fund                        A,B,C           January 1, 1997
--------------------------------------------------------------------------------

MFS Equity Income Fund                      A,B,C           January 1, 1997
--------------------------------------------------------------------------------

MFS Special Opportunities Fund              A,B,C           January 1, 1997
--------------------------------------------------------------------------------

MFS Convertible Securities Fund             A,B,C           January 1, 1997
--------------------------------------------------------------------------------

MFS Blue Chip Fund                          A,B,C           January 1, 1997
--------------------------------------------------------------------------------

MFS New Discovery Fund                      A,B,C           January 1, 1997
--------------------------------------------------------------------------------

MFS Science and Technology Fund             A,B,C           January 1, 1997
--------------------------------------------------------------------------------

MFS Research International Fund             A,B,C           January 1, 1997
--------------------------------------------------------------------------------

MFS Real Estate Investment Fund             A,B,C           February 11, 1998
--------------------------------------------------------------------------------

MFS Emerging Growth Fund                   A,B,C,J          January 1, 1997;
                                                            May 27, 1998
                                                            (J shares)
--------------------------------------------------------------------------------

MFS Large Cap Growth Fund                    A,B            January 1, 1997
--------------------------------------------------------------------------------
MFS Intermediate Income Fund                 A,B            January 1, 1997
--------------------------------------------------------------------------------
MFS Charter Income Fund                   B,C,J*            May 27, 1998
--------------------------------------------------------------------------------
MFS Global Total Return Fund                A,B,C           January 1, 1997
--------------------------------------------------------------------------------
MFS Utilities Fund                          A,B,C           January 1, 1997
--------------------------------------------------------------------------------
MFS Global Equity Fund                     A,B,C,J          January 1, 1997;
                                                            April 14, 1999
                                                            (J shares)
--------------------------------------------------------------------------------
MFS Strategic Income Fund                   A,B,C           January 1, 1997
--------------------------------------------------------------------------------
MFS Global Growth Fund                      A,B,C           January 1, 1997

--------------------------------------------------------------------------------

------------------
*The Class J shares of CIF have the same characteristics as Class A shares of the other MFS Funds identified above.

                                                                       EXHIBIT A
                                                                     (Continued)


--------------------------------------------------------------------------------


                                       CLASSES OF
                                         SHARES
                                       COVERED BY
                                        RULE 12B-1        DATE RULE 12b-1
                FUND                       PLAN           PLAN ADOPTED

--------------------------------------------------------------------------------

MFS Alabama Municipal Bond Fund              A,B         January 1, 1997
--------------------------------------------------------------------------------

MFS Arkansas Municipal Bond Fund             A,B         January 1, 1997
--------------------------------------------------------------------------------

MFS California Municipal Bond Fund          A,B,C        January 1, 1997
--------------------------------------------------------------------------------

MFS Florida Municipal Bond Fund              A,B         January 1, 1997
--------------------------------------------------------------------------------

MFS Georgia Municipal Bond Fund              A,B         January 1, 1997
--------------------------------------------------------------------------------

MFS Maryland Municipal Bond Fund             A,B         January 1, 1997
--------------------------------------------------------------------------------

MFS Massachusetts Municipal Bond Fund        A,B         January 1, 1997
--------------------------------------------------------------------------------

MFS Mississippi Municipal Bond Fund          A,B         January 1, 1997
--------------------------------------------------------------------------------

MFS New York Municipal Bond Fund             A,B         January 1, 1997
--------------------------------------------------------------------------------

MFS North Carolina Municipal Bond           A,B,C        January 1, 1997
Fund
--------------------------------------------------------------------------------

MFS Pennsylvania Municipal Bond Fund         A,B         January 1, 1997
--------------------------------------------------------------------------------

MFS South Carolina Municipal Bond            A,B         January 1, 1997
Fund
--------------------------------------------------------------------------------

MFS Tennessee Municipal Bond Fund            A,B         January 1, 1997
--------------------------------------------------------------------------------

MFS Virginia Municipal Bond Fund            A,B,C        January 1, 1997
--------------------------------------------------------------------------------

MFS West Virginia Municipal Bond Fund        A,B         January 1, 1997
--------------------------------------------------------------------------------

MFS Municipal Income Fund                   A,B,C        January 1, 1997
--------------------------------------------------------------------------------

MFS Government Limited Maturity Fund        A,B,C        January 1, 1997
--------------------------------------------------------------------------------

                                                                       EXHIBIT B

                                   AS OF: JUNE 11, 1999

                                 MFS Managed Sectors Fund
                                  MFS Cash Reserve Fund
                            MFS Research Growth & Income Fund
                                 MFS Emerging Growth Fund
                                MFS Large Cap Growth Fund
                               MFS Intermediate Income Fund
                               MFS Global Total Return Fund
                                    MFS Utilities Fund
                                  MFS Global Equity Fund
                                MFS Strategic Income Fund
                                  MFS Global Growth Fund
                             MFS Alabama Municipal Bond Fund
                             MFS Arkansas Municipal Bond Fund
                            MFS California Municipal Bond Fund
                             MFS Florida Municipal Bond Fund
                             MFS Georgia Municipal Bond Fund
                             MFS Maryland Municipal Bond Fund
                          MFS Massachusetts Municipal Bond Fund
                           MFS Mississippi Municipal Bond Fund
                             MFS New York Municipal Bond Fund
                          MFS North Carolina Municipal Bond Fund
                           MFS Pennsylvania Municipal Bond Fund
                          MFS South Carolina Municipal Bond Fund
                            MFS Tennessee Municipal Bond Fund
                             MFS Virginia Municipal Bond Fund
                          MFS West Virginia Municipal Bond Fund
                                MFS Municipal Income Fund
                           MFS Government Limited Maturity Fund
                                MFS Strategic Growth Fund
                                  MFS New Discovery Fund
                                  MFS Equity Income Fund
                             MFS Research International Fund
                             MFS Real Estate Investment Fund
                                 MFS Charter Income Fund
                       MFS Massachusetts High Income Tax Free Fund
                          MFS New York High Income Tax Free Fund

                                                                       EXHIBIT C

                                  AS OF: APRIL 14, 1999

                             MFS Global Asset Allocation Fund
                                   MFS Core Growth Fund

                             MFS Convertible Securities Fund
                                    MFS Blue Chip Fund
                             MFS Science and Technology Fund